UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 23, 2004

                           ARIAD Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)


                           Delaware 0-21696 22-3106987


(State or other jurisdiction      (Commission           (I.R.S. Employer
    of incorporation)             File Number)         Identification No.)


              26 Landsdowne Street, Cambridge, Massachusetts 02139
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 494-0400


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))





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ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors;
          Appointment of Principal Officers.

           (d) On September 23, 2004, Michael D. Kishbauch was appointed to the Board of Directors of ARIAD Pharmaceuticals, Inc. There are no arrangements between Mr. Kishbauch and any other persons pursuant to which Mr. Kishbauch was selected as a director, nor are there any transactions to which ARIAD is a party and in which Mr. Kishbauch had a material interest that are required to be disclosed under Item 404(a) of Regulation S-K. Mr. Kishbauch is expected to be appointed to the audit committee and the compensation committee in October 2004. A copy of the press release announcing Mr. Kishbauch's appointment is filed herewith as Exhibit 99.1.


ITEM 9.01  Financial Statements and Exhibits.

           (c) The following exhibits are filed with this report

                  Exhibit
                  Number            Description
                  --------          -----------
                  99.1              Press release dated September 23, 2004.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ARIAD PHARMACEUTICALS, INC.

                                By:
                                   -------------------------------------------
                                    Edward M. Fitzgerald
                                    Senior Vice President and Chief
                                    Financial Officer

Date:    September 23, 2004

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                                  EXHIBIT INDEX

Exhibit
Number            Description
--------          ------------
 99.1             Press release dated September 23, 2004.



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